BORROWINGS	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
(a)Corporate Borrowings
Brookfield Infrastructure has a $1.975 billion senior unsecured revolving credit facility used for general working capital including acquisitions. The $1.975 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 28, 2024. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on LIBOR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at December 31, 2020, draws on the credit facility were $1,131 million (2019: $820 million) and $63 million of letters of credit were issued (2019: $54 million).

	Maturity	Annual Rate	Currency	2020	2019
Corporate revolving credit facility	June 28, 2024	LIBOR plus 1.2%	US$	$1,131	$820
Corporate revolving credit facility	April 14, 2022	LIBOR plus 1.2%	US$	—	—
Medium Term Notes(1):
Non-Current:
Public - Canadian	March 11, 2022	3.5%	C$	—	346
Public - Canadian	February 22, 2024	3.3%	C$	236	231
Public - Canadian	February 22, 2024	3.3%	C$	314	308
Public - Canadian	September 11, 2028	4.2%	C$	550	384
Public - Canadian	October 9, 2029	3.4%	C$	550	386
Public - Canadian	September 1, 2032	2.9%	C$	392	—
				3,173	2,475
Deferred financing costs and other				(15)	—
Total				$3,158	$2,475

(1)See Note 20, Subsidiary Public Issuers, for further details.
On February 24, 2021, Brookfield Infrastructure established a U.S. commercial paper program (“the Program”) under which a subsidiary of our partnership may issue unsecured commercial paper notes (“Notes”) up to a maximum aggregate amount outstanding at any time of $500 million. The proceeds of the commercial paper issuances will be used for general corporate purposes. Our subsidiary began issuing Notes under the Program during March 2021.
On September 1, 2020, Brookfield Infrastructure Finance ULC issued C$500 million of medium-term notes maturing September 1, 2032 with a coupon of 2.9% per annum. On October 6, 2020, the proceeds were used to early redeem C$450 million of medium-term notes maturing March 11, 2022.
On April 14, 2020, the partnership secured an incremental $1.0 billion syndicated revolving credit facility. The facility was secured to fund new investment opportunities that may arise while other sources of capital, including asset sales, are delayed. The facility matures on April 14, 2022 and all amounts not previously repaid will be due on such date. All obligations under the facility are guaranteed by our partnership and its subsidiary, BIPC Holdings Inc. Loans under this facility accrue interest at LIBOR plus 2.1% with an annual unused commitment fee of 42 basis points during the period prior to April 14, 2021, and LIBOR plus 2.2% thereafter with an annual unused commitment fee of 44 basis points. As of December 31, 2020, the balance remains undrawn.
On April 7, 2020, Brookfield Infrastructure Finance ULC, a wholly owned subsidiary of Brookfield Infrastructure, issued C$400 million of medium-term notes. C$200 million of the medium-term notes mature September 11, 2028 and have a coupon rate of 4.2% per annum. These notes were issued at a premium with an effective interest rate of 4.1% per annum. The remaining C$200 million medium term notes mature on October 9, 2029 and have a coupon rate of 3.4% per annum. These notes were issued at a discount with an effective interest rate of 4.1%.
On October 7, 2019, Brookfield Infrastructure Finance ULC issued C$500 million of medium-term notes maturing October 9, 2029 with a coupon of 3.4%. On November 6, 2019, the proceeds were used to early redeem C$375 million of medium-term notes maturing October 30, 2020.
Brookfield Infrastructure has entered into a $500 million revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility has an effective date of February 8, 2018 and automatically renews for four consecutive one year terms on the first, second, third and fourth anniversary of such effective date, which would result in it ultimately maturing on February 8, 2023. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with written notice. All obligations of Brookfield Infrastructure under the facility were guaranteed by our partnership. Loans under this facility accrued interest on LIBOR plus 1.8% and no commitment fees were incurred for any undrawn balance. As of December 31, 2020, there were $nil (2019: $nil) of borrowings outstanding.
The increase in corporate borrowings of $698 million during the year ended December 31, 2020 is attributable to the issuance of C$900 million of medium-term notes, the impact of a stronger Canadian dollar relative to the U.S. dollar and net draws of $311 million on the corporate revolving credit facility. These increases were partially offset by the early redemption of C$450 million medium-term notes.
(b)Non-Recourse Borrowings
The current and non-current balances of non-recourse borrowings are as follows:

US$ MILLIONS	2020	2019
Current	$1,551	$1,381
Non-current	18,469	17,163
Total	$20,020	$18,544
Non-recourse borrowings have increased by $1.5 billion since year-end. The increase is attributable to net borrowings of $3.5 billion from our recent acquisition of a telecom tower operation in India and draws to fund growth initiatives. These increases were partially offset by the partial disposition of our Australian export terminal and a decrease in foreign denominated debt relative to the U.S. dollar during the year ended December 31, 2020.
Principal repayments on non-recourse borrowings due over the next five years and thereafter are as follows:

US$ MILLIONS	Utilities	Transport	Midstream	Data	Total
2021	$486	$431	$10	$125	$1,052
2022	351	454	11	65	881
2023	1,676	330	510	251	2,767
2024	1,370	391	10	244	2,015
2025	783	928	1,088	755	3,554
Thereafter	3,434	4,146	524	1,804	9,908
Total principal repayments(1)	8,100	6,680	2,153	3,244	20,177
Deferred financing costs and other	(33)	(45)	(42)	(37)	(157)
Total - Dec. 31, 2020	$8,067	$6,635	$2,111	$3,207	$20,020
Total - Dec. 31, 2019	$7,213	$8,210	$2,198	$923	$18,544

(1)As of December 31, 2020, approximately $540 million of debt was in breach of asset-level financial covenants. We anticipate being able to refinance or obtain waivers from our financial institutions and accordingly presented the debt in the contractually obligated year of maturity.
The weighted average interest rates of non-recourse borrowings are as follows:

US$ MILLIONS	Utilities	Transport	Midstream	Data	Total
Dec. 31, 2020	4%	5%	6%	6%	5%
Dec. 31, 2019	5%	5%	6%	6%	5%
Principal repayments on non-recourse borrowings in their local currency are as follows:

US$ MILLIONS, except as noted	Dec. 31, 2020	Local Currency		Dec. 31, 2019	Local Currency
U.S. dollars	$7,457	USD	7,457	$7,801	USD	$7,801
Indian rupees	3,760	INR	274,457	1,427	INR	101,929
British pounds	2,941	GBP	2,151	2,411	GBP	1,819
Canadian dollars	2,400	CAD	3,056	2,473	CAD	3,212
Chilean Unidad de Fomento(1)	1,201	UF	29	1,099	UF	29
Brazilian real	1,161	BRL	6,035	1,489	BRL	6,002
Colombian pesos	418	COP	1,430,115	342	COP	1,124,325
Peruvian soles	417	PEN	1,511	452	PEN	1,497
Australian dollars	320	AUD	416	1,010	AUD	1,439
Euro	59	EUR	48	—	EUR	—
New Zealand dollars	43	NZD	60	40	NZD	59

(1)Chilean Unidad de Fomento is an inflation adjusted unit of account indexed to the Chilean Peso.

(c)Supplemental Information
Details of the “Changes in liabilities from financing activities”, including both changes arising from cash flows and non-cash changes are as follows:

US$ MILLIONS	2019	Cash Flows	Acquisitions/ Dispositions(1)	Foreign Exchange Movement and Other	2020
Corporate borrowings	$2,475	$629	$—	$54	$3,158
Non-recourse borrowings	18,544	1,119	689	(332)	20,020

(1)Refer to Note 6, Acquisition of Businesses, and Note 5, Disposition of Businesses, for further details.